STOCK PURCHASE AGREEMENT

BY AND AMONG

MY TEL CO, INC.,

a New York corporation,

and

MIDWEST MARKETING GROUP, INC.

a Nebraska corporation

and

THE SHAREHOLDERS OF MIDWEST MARKETING GROUP, INC.

LISTED IN EXHIBIT A

4.4 Officer's Certificates	7
4.5 No Material Adverse Change	8
4.6 Other Items	8

ARTICLE V - CONDITIONS PRECEDENT TO OBLIGATIONS OF MTC

5.1 Stockholder Approval	8
5.2 Midwest Stockholders	8
5.3 Accuracy of Representations	8
5.4 Officer's Certificates	9
5.5 No Material Adverse Change	9
5.6 Good Standing	9
5.7 Other Items	9

ARTICLE VI - SPECIAL COVENANTS

6.1 Activities of MTC and Midwest	9
6.2 Access to Properties and Records	10
6.3 Indemnification by Midwest	10
6.4 Indemnification by MTC	10
6.5 The Acquisition of Cordia Common Stock	11
6.6 Securities Filings	13

ARTICLE VII - MISCELLANEOUS

7.1 Brokers	13
7.2 No Representation Regarding Tax Treatment	13
7.3 Governing Law	13
7.4 Notices	13
7.5 Attorney's Fees	14
7.6 Entire Agreement	14
7.7 Survival; Termination	14
7.8 Counterparts	14
7.9 Amendment or Waiver	14

EXHIBITS
Exhibit A - List of Shareholders of Midwest Marketing Group, Inc.
Exhibit B - States Where Northstar Telecom, Inc. Holds a Certificate of Public Convenience and Necessity

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT, (this “Agreement”) is made this 16th day of May, 2007, by and among My Tel Co, Inc., a New York corporation (“MTC”), Midwest Marketing Group, Inc., a Nebraska corporation (“Midwest”); and the shareholders of Midwest listed in Exhibit A hereof who are the owners of record of all ownership interest of Midwest (each a “Seller” and collectively “Sellers”).

Recitals

WHEREAS, Sellers own all of the issued and outstanding shares of the capital stock of Midwest; and

WHEREAS, Sellers desire to sell and convey to MTC, and MTC desires to purchase from Sellers, all of the outstanding capital stock of Midwest;

NOW, THEREFORE, for and in consideration of the premises and of the mutual representations, warranties, covenants and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon the terms and subject to the conditions hereinafter set forth, the parties do hereby agree as follows:

ARTICLE 1

PURCHASE AND SALE

1.1

Purchase of Stock. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 1.5 hereof), MTC agrees to purchase from Sellers, and Sellers agree to sell, assign, transfer and deliver to MTC, free and clear of all liens, pledges, encumbrances, charges, restrictions, or claims of any kind, nature, or description all of their issued and outstanding shares of common stock of Midwest (the “Midwest Shares”) owned by them for Total Consideration of (i) 300,000 shares of Cordia Corporation common stock (“Cordia Common Stock”) to be issued pro rata based on the percentage of ownership interest held and as set forth opposite the Seller’s respective names in Exhibit A, (ii) $500,000 in cash, and  (iii) a three (3) year note in the amount of $2,500,000 bearing an interest of 6% with monthly payments of principal and interest.   The amount of the note shall be adjusted as of the Closing Date as follows:

a)

A $250,000 CABS allowance shall be applied; and

b)

A reduction in the amount of the note, which is equal to the amount of Midwest’s outstanding bank debt and Midwest’s (including its subsidiary Northstar Telecom Inc., hereafter referred to as “NST”) outstanding taxes payable including penalties, interest and late fees shall be applied.

1.2

Delivery of Certificates by Sellers.  The transfer of Midwest Shares by the Sellers shall be effected by the delivery to MTC at the Closing (as set forth in Section 1.5 hereof) of certificates representing the transferred shares endorsed in blank or accompanied by stock powers executed in blank, with all signatures medallion guaranteed and with all necessary transfer taxes and other revenue stamps affixed and acquired at the Seller’s expense.

1.3

Operation as Wholly-Owned Subsidiary.  After giving effect to the transaction contemplated herein, MTC will own one hundred percent (100%) of the ownership interest of Midwest and Midwest will be   a wholly-owned subsidiary of MTC.  The relationship of Midwest to its wholly-owned subsidiary NST shall remain unchanged.

1.4

Further Assurances.  At the Closing and from time to time thereafter, the Sellers shall execute such additional instruments and take such other action as MTC may reasonably request, without undue cost to the Sellers in order to more effectively sell, transfer, and assign clear title and ownership of  the Midwest Shares to MTC.

1.5

Closing and Parties.  The Closing shall take place at a mutually agreed upon time and place, not more than ten (10) days following the date the Closing Conditions provided in Section 1.6 have been satisfied, excused, waived or such other date as the parties shall mutually agree, at which time the conditions to the  parties’ respective obligations to close hereunder shall have been fully satisfied or waived.

1.6

Closing Conditions.

a)

Regulatory Approval. The Closing shall be subject to  regulatory approval by the Public Utility Commission, or like regulatory body, for the indirect transfer of control of NST to MTC in the states having jurisdiction over the telecommunications services provided by NST as identified in Exhibit B.

b)

MTC’s Deliveries.  Subject to fulfillment or waiver of the conditions set forth in Article IV, MTC shall deliver to Sellers at Closing all the following:

i.

Copies of the resolutions of MTC’s board of directors or consents authorizing the execution and performance of this Agreement and the contemplated transactions;

ii.

Certificates for shares of Cordia Common Stock in the names of the Sellers or their respective designees in the amounts set forth in Exhibit A.  These certificates shall be issued and delivered no later than ten (10) days following the Closing;

iii.

The certificate contemplated by Section 4.3, duly executed by a duly authorized officer of MTC;

iv.

The certificate contemplated by Section 4.4, dated the Closing Date, signed by a duly authorized officer of MTC;

In addition to the above deliveries, MTC shall take all steps and actions as Sellers may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

c)

Midwest Deliveries.  Subject to fulfillment or waiver of the conditions set forth in Article V, Midwest and/or Sellers shall deliver to MTC at Closing all the following:

i.

A certificate of good standing from the Secretary of State issued as of a date within thirty (30) days prior to the Closing Date certifying that Midwest is in good standing as a corporation in the State of Nebraska;

ii.

A certificate of good standing from the Secretary of State issued as of a date within thirty (30) days prior to the Closing Date certifying that NST is in good standing as a corporation in the State of Nebraska;

iii.

Incumbency and specimen signature certificates dated the Closing Date with respect to the officers of Midwest executing this Agreement and any other document delivered pursuant hereto on behalf of Midwest;

iv.

Copies of resolutions of the board of directors and of the Sellers authorizing the execution and performance of this Agreement and the contemplated transactions, certified by the secretary of Midwest  as of the Closing Date;

v.

The certificate contemplated by Section 5.3, executed by a duly authorized officer of Midwest;

vi.

The certificate contemplated by Section 5.4, dated the Closing Date, signed by a duly authorized officer of Midwest;

vii.

The certificates described in Section 1.2 of this Agreement; and

viii.

The statement contemplated by Section 3.14(b) of this Agreement.

In addition to the above deliveries, Midwest shall take all steps and actions as MTC may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

1.7

Termination.

a)

This Agreement may be terminated by the board of directors of either MTC or Midwest at any time prior to the Closing Date if:

i.

There shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the reasonable judgment of such board of directors, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement;

ii.

Any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions or in the reasonable judgment of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the exchange.

In the event of termination pursuant to this paragraph a) of Section 1.7, no obligation, right, or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, preparation, and execution of this Agreement and the transactions contemplated hereby.

b)

This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of MTC if (i)   Midwest and the Sellers shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Midwest contained herein shall be inaccurate in any material respect or (ii) MTC determines that there has been or is likely to be any material adverse change in the financial or legal condition of Midwest.

c)

If for any reason Midwest and the Sellers fail to consummate the transaction contemplated under this Agreement due to termination for reasons other than a material uncured breach by MTC, the parties agree that, within ten (10) business days after such termination, Midwest and the Sellers shall be responsible for the payment to MTC (i) any costs MTC incurred in conducting its due diligence and if applicable any auditing costs associated with the audit of Midwest’s and NST’s financial statements and (ii) as reasonable liquidated damages the sum of $50,000 in cash, by certified company check, bank check, or wire transfer of immediately payable funds.  In addition, if Midwest and the Sellers fail to consummate the transaction contemplated under this Agreement due to their receipt and acceptance of another offer for the purchase of the Midwest Shares the new bidder shall be liable to MTC for tortuous interference and be obligated to remit payment of $500,000 to MTC.

i.

The Parties agree that the foregoing liquidated damages are reasonable in light of the anticipated or actual harm caused by the aforesaid failure to consummate (including but not limited to, valuable time and monies lost by Buyer, as a result of due diligence activities (including operational, legal and accounting investigations, and UCC lien and judgment searches) performed, expenditures made, or charges incurred in good faith and in reliance upon the consummation of the transactions contemplated hereby), the difficulties of proof of loss, and the inconvenience or nonfeasibility of otherwise obtaining an adequate remedy.

d)

If this Agreement is terminated pursuant to Section 1.7, MTC, Midwest and the Sellers will redeliver to the party furnishing the same or destroy all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof; (b) neither the Midwest, the Sellers nor MTC shall make or issue, or cause to be made or issued, any announcement or written statement concerning termination of this Agreement or the transactions contemplated hereby for dissemination to the general public without the prior written consent of the other parties except as required by law or legal process; and (c) this Agreement shall become wholly void and of no force or effect, without any liability or further obligation on the part of Midwest, the Sellers or MTC or any director, officer, or principal thereof, except for liabilities of one party hereto to another arising from a breach of this Agreement prior to termination in accordance with Section 1.7 (including without limitation the breach of a representation or covenant that results in the failure of the Closing to occur) and except that the provisions  set forth in this Section 1.7 (d) shall survive such termination.

ARTICLE II

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF MTC

As an inducement to, and to obtain the reliance of Midwest and Midwest’s Stockholders, MTC represents and warrants as follows:

2.1

Organization.  MTC is, and will be on the Closing Date, a corporation duly organized, validly existing, and in good standing under the laws of the State of New York and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, assets or condition.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of MTC's articles of incorporation or bylaws, or other agreement to which it is a party or by which it is bound.

2.2

Approval of Agreement.  MTC has full power, authority, and legal right and has  taken, or will take, all action required by law, their articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated.  The board of directors of MTC has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby; subject to the approval of the MTC shareholders and compliance with state and federal corporate and securities laws.

2.3

Capitalization.

The authorized capitalization of MTC consists of 200 shares of common stock, no par value, of which all the authorized shares are issued and outstanding and held by Cordia Corporation.  The authorized capitalization of Cordia Corporation consists of 100,000,000 shares of common stock, $0.001 par value, of which 5,808,774 shares are issued and outstanding, and 5,000,000 shares of preferred stock, par value $0.001 per share, 707,800 of which are  issued and outstanding and designated “series A convertible preferred stock.”   All issued and outstanding shares of Cordia Corporation are legally issued, fully paid, and nonassessable and not issued in violation of the preemptive or other right of any person.  There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of Cordia.

ARTICLE III

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF MIDWEST

As an inducement to, and to obtain the reliance of, MTC, Midwest and the Sellers represent and warrant as follows:

3.1

Organization.  Midwest (including its wholly-owned subsidiary NST)  is , and will be on the Closing Date, a corporation duly organized, validly existing, and in good standing under the laws of Nebraska and have the corporate power and is  and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, assets or condition of Midwest and NST. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Midwest’s articles of incorporation or bylaws, or other material agreement to which it is a party or by which it is bound.

3.2

Approval of Agreement.  Midwest has full power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, or otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated.  The board of directors of Midwest has  authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby; subject to the approval of the Midwest’s Stockholders and compliance with state and federal corporate and securities laws.

3.3

Capitalization.  The authorized capitalization of Midwest consists of 1,000 shares of common stock, par value $10.00 per share of which as of the date hereof 300 shares are issued and outstanding and 200 shares are classified as treasury stock.  The authorized capitalization of NST consists of 1,500 shares of common stock, par value $0.10 per share of which are issued and outstanding to Midwest.  All issued and outstanding shares of Midwest and NST are legally issued, fully paid, and nonassessable and not issued in violation of the preemptive or other right of any person.  There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of Midwest or NST.

3.4

Financial Statements.

(a)

Included in Schedule 3.4 are the consolidated balance sheet and income statement of Midwest and NST for the period from January 1, 2005 to December 31, 2006, the end of the Midwest’s and NST’s most recently completed fiscal year end.

(b)

The financial statements delivered pursuant to Section 3.4(a) have been prepared in accordance with United States generally accepted accounting principles consistently applied throughout the periods involved and, when required to be audited, have been audited by a certified public accountants licensed to practice in the United States and before the Securities and Exchange Commission.  The audited financial statements have been presented in accordance with the requirements of Regulation S-X promulgated by the SEC regarding the form and content of and requirements for financial statements to be filed with the SEC.  The consolidated financial statements present fairly, as of their respective dates, the financial position of Midwest and its subsidiary.  Midwest did not have, as of the date of any such balance sheets, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in any financial statements or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein present fairly the assets of Midwest, in accordance with generally accepted accounting principles.  The statements of revenue and expenses and cash flows present fairly the financial position and result of operations of Midwest as of their respective dates and for the respective periods covered thereby.

(c)

The books and records, financial and otherwise, of Midwest are in all material respects complete and correct and have been maintained in accordance with sound business and bookkeeping practices so as to accurately and fairly reflect, in reasonable detail, the transactions and dispositions of the assets of Midwest.  Midwest has maintained a system of internal accounting controls, under Midwest’s circumstances, sufficient to provide reasonable assurances that (i) transactions have been and are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

3.5

Outstanding Warrants and Options.  Midwest has not issued warrants or options, calls, or commitments of any nature relating to the authorized and unissued Midwest Capital Stock.

3.6

Information.  The information concerning Midwest set forth in this Agreement and in the schedules delivered by Midwest pursuant hereto is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.  Midwest shall cause the schedules delivered by Midwest pursuant hereto to MTC hereunder to be updated after the date hereof up to and including the Closing Date.

3.7

Absence of Certain Changes or Events.  Except as set forth in this Agreement since the date of the most recent consolidated Midwest balance sheet described in Section 3.4 and included in the information referred to in Section 3.6:

(a)

There has not been (i) any material adverse change in the business, operations, properties, level of inventory, assets, or condition of Midwest or (ii) any damage, destruction, or loss to Midwest materially and adversely affecting the business, operations, properties, assets, or conditions of Midwest.

(b)

Midwest has not (i) amended its articles of incorporation or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary and material considering the business of Midwest; (iv) made any material change in its method of accounting; (v) entered into any other material transactions other than those contemplated by this Agreement; (vi) made any of any kind or any severance or termination pay to any present or former officer or employee; or (vii)  made any material increase in any profit-sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with their officers, directors, or employees;

(c)

Midwest has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any  funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent Midwest balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed  to sell or transfer, any of its material assets, properties, or rights, or agreed to cancel, any material debts or claims; (v) made or permitted any amendment or termination of any contract, agreement, or license to which  it is a party if such amendment or termination is material, considering the business of Midwest; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

(d)

To the best knowledge of Midwest, it has not become subject to any law or regulation which materially and adversely affects, or in the future would be reasonably expected to adversely affect, the business, operations, properties, assets, or condition of Midwest.

3.8

Title and Related Matters.  Except as provided herein or disclosed in the most recent Midwest balance sheet and the notes thereto, Midwest has good and marketable title to all of its properties, inventory, interests in properties, technology, whether patented or un-patented, and assets, which are reflected in the most recent Midwest balance sheet or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges, or encumbrances, except (i) statutory liens or claims not yet delinquent; and (ii) such imperfections of title and easements as do not, and will not, materially detract from, or interfere with, the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties. To the best knowledge of Midwest, its technology does not infringe on the copyright, patent, trade secret, know-how, or other proprietary right of any other person or entity and comprises all such rights necessary to permit the operation of the business of Midwest as now being conducted or as contemplated.

3.9

Litigation and Proceedings.   There are no material actions, suits, or proceedings pending or, to the knowledge of Midwest, threatened by or against Midwest or adversely affecting Midwest, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.  Midwest does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

3.10

Material Contract Defaults.  Midwest is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of Midwest, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Midwest has not taken adequate steps to prevent such a default from occurring.

3.11

No Conflict With Other Instruments.  The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Midwest is a party or to which any of its properties or operations are subject.

3.12

Governmental Authorizations.  Midwest and NST have all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date of this Agreement.  No authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Midwest of this Agreement and the consummation by Midwest of the transactions contemplated hereby.  The consummation of this Agreement will not affect any business operations or licenses of Midwest or NST.

3.13

Compliance With Laws and Regulations.  Midwest has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of Midwest or except to the extent that noncompliance would not result in the occurrence of any material liability for Midwest. To the best knowledge of Midwest, the consummation of this transaction will comply with all applicable statutes and regulations, subject to the preparation and filing of any forms required by state and federal security laws.

3.14

Federal, State, City, Sales and Transfer Tax Liabilities.

(a)

Provided this Agreement closes in accordance with its terms, MTC shall assume sole responsibility and liability for the timely payment of all federal, state and local sales, use, transfer and other taxes, if any that arise from the ordinary course of operation of the business that are incurred after the Closing Date.

(b)

Midwest shall provide MTC with a written statement showing the amount of any unpaid tax, interest, penalties as of the Closing Date.

(c)

MTC shall offset any taxes, interest and penalties that Midwest incurred prior to the Closing Date from the Total Consideration described in Section 1.1 of this Agreement.

(d)

Except as provided in Section 3.14(b) of this Agreement, Midwest has filed or caused to be filed, all federal, state and local tax returns which are required to be filed by it in connection with its business, and has paid or caused to be paid, or has made adequate provision on its books for amounts sufficient for the payment of all taxes as shown on such returns or on any assessment received by it, and has made all estimated tax payments required to be made by it in order to avoid the imposition of penalties, interest and other additions to tax.  No tax liens have been filed against Midwest, and Midwest has not been notified of or otherwise has  knowledge of, any claim being asserted with respect to any such taxes.  There is no action, suit, proceeding, investigation or audit pending or threatened against Midwest in respect of any tax or assessment, nor is any claim for additional tax or assessment being asserted by any taxing authority whatsoever.  All taxes which Midwest is required by law to withhold or collect have been duly withheld or collected and, to the extent required, paid over to the proper governmental authorities on a timely basis.  All ad valorem taxes which are due and owing have been paid.

ARTICLE IV

CONDITIONS PRECEDENT TO OBLIGATIONS OF MIDWEST

The obligations of Midwest under this Agreement are subject to the satisfaction of Midwest, at or before the Closing Date, of the following conditions:

4.1

Employment Agreements.   Concurrent with the Closing Date MTC or one of its affiliate companies shall enter into a mutually agreeable employment agreement Matt O’Flaherty, President of Midwest.   Mr. O’Flaherty will be hired to serve as Vice President of Call Center Operations.

4.2

Board of Directors’ Approval.  MTC shall call and hold a meeting of its directors, or obtain the written consent of its directors, to approve the transactions contemplated by this Agreement including the acquisition of Midwest through the issuance of Cordia Common Stock for all of the issued and outstanding Midwest Shares.

4.3

Accuracy of Representations.  The representations and warranties made by MTC in this Agreement were true when made and shall be true at the Closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and MTC shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by MTC prior to or at the Closing.  Midwest shall be furnished with certificates, signed by duly authorized officers of MTC and dated the Closing Date, to the foregoing effect.

4.4

Officer's Certificates.  Midwest shall have been furnished with certificates dated the Closing Date and signed by a duly authorized officer of MTC to the effect that to such officers best knowledge no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of MTC threatened, which might result in an action to enjoin  or prevent the consummation of the transactions contemplated by this Agreement.  Furthermore, based on certificates of good standing, representations of government agencies, and MTC's own documents and information, the certificate shall  represent, to the best knowledge of the officer,  that:

(a)

This Agreement has been duly approved by MTC's board of directors and has been duly executed and delivered in the name and on behalf of MTC by its duly authorized officers pursuant to, and in compliance with, authority granted by the board of directors of MTC pursuant to a unanimous consent;

(b)

There have been no material adverse changes in MTC up to and including the date of the certificate;

(c)

All conditions required by this Agreement have been met, satisfied, or performed by MTC;

(d)

All authorizations, consents, approvals, registrations, and/or filings with any governmental body, agency, or court required in connection with the execution and delivery of the documents by MTC have been obtained and are in full force and effect or, if not required to have been obtained, will be in full force and effect by such time as may be required; and

(e)

There is no material action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against MTC, wherein an unfavorable decision, ruling, or finding could have an adverse effect on the financial condition of MTC, the operation of MTC, or the acquisition and reorganization contemplated herein, or any agreement or instrument by which MTC is bound or in any way contests the existence of MTC.

4.5

No Material Adverse Change.  Prior to the Closing Date, there shall not have occurred any material  adverse change in the financial condition, business, or operations of MTC, nor shall any event  have occurred which,  lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of MTC.

4.6

Other Items.  Midwest shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as Midwest may reasonably request.

ARTICLE V

CONDITIONS PRECEDENT TO OBLIGATIONS OF MTC

The obligations of MTC under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

5.1.

Stockholder Approval.  Midwest shall call and hold a meeting of its stockholders, or obtain through a majority written consent of its stockholders, whereby the stockholders of Midwest authorize and approve this Agreement and the transactions contemplated hereby.

5.2

Midwest  Stockholders.

Holders of all of the ownership interest of Midwest shall agree to this Agreement and the exchange of ownership interest as contemplated by this Agreement.

5.3

Accuracy of Representations.  The representations and warranties made by Midwest and the Sellers   in this Agreement were true when made and shall be true at the Closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Midwest shall have performed or complied with all covenants and conditions required by this Agreement  to be performed or complied with by Midwest prior to or at the Closing.  MTC shall be furnished with a certificate, signed  by a duly authorized officer of Midwest and dated the Closing Date, to the foregoing effect.

5.4

Officer's Certificates.  MTC shall have been furnished with certificates dated  the Closing Date and signed by the duly authorized officer of Midwest to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Midwest, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.  Furthermore, based on certificates of good standing, representations of government agencies, and Midwest's own documents, the certificate shall represent, to the best knowledge of the officer,  that:

(a)

This Agreement has been duly approved by Midwest's board of directors and stockholders and has been duly executed and delivered in the name and on behalf of Midwest by its duly authorized officers pursuant to, and in compliance with, authority granted by the board of directors of Midwest pursuant to a unanimous consent of its board of directors and a majority vote of its stockholders;

(b)

Except as provided or permitted herein, there have been no material adverse changes in Midwest up to and including the date of the certificate;

(c)

All authorizations, consents, approvals, registrations, and/or filing with any governmental  body, agency, or court required in connection with the execution and delivery of the documents by Midwest have been obtained and are in full force and effect or, if not required to have been obtained, will be in full force and effect by such time as may be required; and

(d)

There is no material action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against Midwest, wherein an unfavorable decision, ruling, or finding would have an adverse affect on the financial condition of Midwest, the operation of Midwest, or the acquisition and reorganization contemplated herein, or any material agreement or instrument by which Midwest is bound or would in any way contest the existence of Midwest.

5.5

No Material Adverse Change.  Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of Midwest, nor shall any event  have occurred which, with the lapse of time or the giving of notice, may cause of create any material adverse change in the financial condition, business, or operations of Midwest.

5.6

Good Standing.  MTC shall have received a certificate of good standing, dated as of a date with thirty (30) days prior to the Closing Date, certifying that the Midwest and NST are in good standing as a corporation in the State of Nebraska.

5.7

Other Items.  MTC shall have received such further documents certificates, or instruments relating to the transactions contemplated hereby as MTC may reasonably request.

ARTICLE VI

SPECIAL COVENANTS

6.1

Activities of MTC and Midwest.

(a)

From and after the date of this Agreement until the Closing Date and except as set forth in the respective schedules to be delivered by MTC and Midwest pursuant hereto or as permitted or contemplated by this Agreement, MTC and Midwest will each:

(i)

Carry on its business in substantially the same manner as it has heretofore;

(ii)

Maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

(iii)

Perform in all material respects all of its obligations under material contracts, including but not limited to the timely payment in full of its Verizon, Qwest and any other carrier  invoices and/or other material invoices, leases, and instruments relating to or affecting its assets, properties, and business;

(iv)

Use its best efforts to maintain and preserve it business organization intact, to retain its key employees, and to maintain its relationships with its material suppliers and customers;

(v)

Duly and timely file for all taxable periods ending on or prior to the Closing Date all federal, state, county, and local tax returns required to be filed by or on behalf of such entity or for which such entity may be held responsible and shall pay, or cause to pay, all taxes required to be shown as due and payable on such returns, as well as all installments of tax due and payable during the period commencing on the date of this Agreement and ending on the Closing Date; and

(vi)

Fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

(b)

From and after the date of this Agreement and except as provided herein until the Closing Date, MTC and Midwest will not:

(i)

Make any change in its articles of incorporation or bylaws;

(ii)

Enter into or amend any material contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business; and

(iii)

Enter into any agreement for the sale of Midwest or Cordia securities without the prior approval of the other party.

6.2

Access to Properties and Records.  Until the Closing Date, Midwest and MTC will afford to the other party’s officers and authorized representatives full access to the properties, books, and records of the other party in order  t hat each party may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of Midwest or MTC and will furnish the other party with such additional financial and other information as to the business and properties of Midwest or MTC as each party shall from time to time reasonably request.

6.3

Indemnification by Midwest.  Midwest will indemnify and hold harmless MTC and its directors and officers, and each person, if any, who controls MTC within the meaning of the Securities Act, from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any application or statement filed with a governmental body or arising out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by Midwest expressly for use therein.  The indemnity agreement contained in this Section 6.3 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of MTC and shall survive the consummation of the transactions contemplated by this Agreement for a period of one year.

6.4

Indemnification by MTC.  MTC will indemnify and hold harmless Midwest, the Sellers, Midwest's directors and officers, and each person, if any, who controls Midwest within the meaning of the Securities Act, from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any application or statement filed with a governmental body or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by MTC expressly for use therein.  The indemnity agreement contained in this Section 6.04 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Midwest and shall survive the consummation of the transactions contemplated by this Agreement for a period of one year.

6.5

The Acquisition of Cordia Common Stock.  MTC and Midwest understand and agree that the consummation of this Agreement including the issuance of the Cordia Common Stock to Sellers in exchange for the Midwest Shares as contemplated hereby constitutes the offer and sale of securities under the Securities Act and applicable state statutes.  Cordia and Midwest agree that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which such securities are acquired.

(a)

In order to provide documentation for reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, the signing of this Agreement and the delivery of appropriate separate representations shall constitute the parties acceptance of, and concurrence in, the following representations and warranties:

(i)

The Sellers acknowledge that neither the SEC nor the securities commission of any state or other federal agency has made any determination as to the merits of acquiring Cordia Common Stock, and that this transaction involves certain risks.

(ii)

The Sellers have received and read the Agreement and understand the risks related to the consummation of the transactions herein contemplated.

(iii)

Sellers have such knowledge and experience in business and financial matters that they are capable of evaluating each business.

(iv)

The Sellers have been provided with copies of all materials and information requested by them or their representatives, including any information requested to verify any information furnished (to the extent such information is available or can be obtained without unreasonable effort or expense), and the parties have been provided the opportunity for direct communication regarding the transactions contemplated hereby.

(v)

All information which the Sellers have provided to MTC or their representatives concerning their suitability and intent to hold shares of Cordia Common Stock following the transactions contemplated hereby is complete, accurate, and correct.

(vi)

The Sellers have not offered or sold any securities of Cordia or interest in this Agreement and have no present intention of dividing the Cordia Common Stock or Midwest  Shares to be received or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of such stock or rights, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance.

(vii)

The Sellers understand that the Cordia Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions not involving any public offering and that any disposition of the subject Cordia Common Stock may, under certain circumstances, be inconsistent with this exemption and may make Midwest or Cordia an "underwriter", within the meaning of the Securities Act.  It is understood that the definition of "underwriter" focuses upon the concept of "distribution" and that any subsequent disposition of the subject Cordia Common Stock can only be effected in transactions which are not considered distributions.  Generally, the term "distribution" is considered  synonymous with "public offering" or any other offer or sale involving general solicitation or general advertising.  Under present  law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets.  These criteria are set forth specifically in rule 144 promulgated under the Securities Act, and, after two years after the date the Cordia Common Stock or Midwest Shares is fully paid for, as calculated in accordance with rule 144(d), sales of securities in reliance upon rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule.  After three years from the date the securities are fully  paid for, as calculated in accordance with rule 144(d), they can generally be sold without meeting those conditions, provided the holder is not (and has not been for the preceding three months) an affiliate of the issuer.

(viii)

The Sellers acknowledge that the shares of Cordia Common Stock, must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Cordia is not under any obligation to register the Cordia Common Stock under the Securities Act.  If rule 144 is available after one year and prior to two years following the date the shares are fully paid for, only routine sales of such Cordia Common Stock in limited amounts can be made in reliance upon rule 144 in accordance with the terms and conditions of that rule.  Cordia is not under any obligation to make rule 144 available except as set forth in this Agreement and in the event rule 144 is not available, compliance with Regulation A or some other disclosure exemption may be required before Sellers can sell, transfer, or otherwise dispose of such Cordia Common Stock without registration under the Securities Act. Subject to compliance with federal and state securities laws, Cordia' registrar and transfer agent will maintain a stop transfer order against the registration of transfer of the Cordia Common Stock held by Sellers and the certificates representing the Cordia Common  Stock will bear a legend in substantially the following form so restricting the sale of such securities:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND ARE “RESTRICTED SECURITIES” WITHIN THE   MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

(ix)

Subject to compliance with federal and state securities laws, Cordia may refuse to register further transfers or resale of the Cordia Common Stock in the absence of compliance with rule 144 unless the Sellers furnish Cordia with an opinion of counsel reasonably acceptable to Cordia stating that the transfer is proper.  Further, unless such opinion states that the shares of Cordia Common Stock are free of any restrictions under the Securities Act, Cordia may refuse to transfer the securities to any transferee who does not furnish in writing to Cordia the same representations and agree to the same conditions with respect to such Cordia Common Stock as set forth herein.  Cordia may also refuse to transfer the Cordia Common Stock if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

(b)

In connection with the transaction contemplated by this Agreement, Midwest and Cordia shall each file, with the assistance of the other and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where the Sellers reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such parties to be appropriate.

(c)

In order to more fully document reliance on the exemptions as provided herein, Midwest, the Sellers, and Cordia shall execute and deliver to the other, at or prior to the Closing, such further letters of representation, acknowledgment, suitability, or the like as Cordia or Midwest and their respective counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws.

(d)

The Sellers acknowledge that the basis for relying on exemptions from registration or qualifications are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

6.6

Securities Filings.  Cordia shall be responsible for the preparation of a Form D, if required, and its filing with the Securities and Exchange Commission and Midwest will be responsible for any and all filings in any jurisdiction where its stockholders reside which would require a filing with a governmental agency as a result of the transactions contemplated in this Agreement.

ARTICLE VII

MISCELLANEOUS

7.1

Brokers.  Except as provided herein, MTC and Midwest agree that there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution, or consummation of this Agreement.  Further, MTC and Midwest each agree to indemnify the other against any claim by any third person for any commission, brokerage, or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between such party and such third person, whether express or implied, from the actions of such party.

The covenants set forth in this section shall survive the Closing Date and the consummation of the transactions herein contemplated.

7.2

  No Representation Regarding Tax Treatment.  No representation or warranty is being made by any  party to any other regarding the treatment of this transaction for federal or state income taxation.  Each party has relied exclusively on its own legal, accounting, and other tax adviser regarding the treatment of this transaction for federal and state income taxes and on no representation, warranty, or assurance from any other party or such other party's legal, accounting, or other adviser.

7.3

Governing Law.  This Agreement shall be governed by, enforced and construed under and in accordance with the laws of the State of Nevada.

7.4

Notices.  Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered, if sent by facsimile or telecopy transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid overnight courier addressed as follows:

If to MTC:

Kevin Griffo, President

My Tel Co, Inc.

445 Hamilton Avenue, Suite 408

White Plains, New York 10601

If to Midwest:

Matt O’Flaherty

Midwest Marketing Group, Inc.

1101 Hills Road

Fremont, Nebraska 68025

or such other addresses as shall be furnished in writing by any party in the manner for giving notices, hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered or sent by facsimile or telecopy transmission or other electronic communication, or one day after the date so sent by overnight courier.

7.5

Attorney's Fees.  In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

7.6

Entire Agreement.  This Agreement represents the entire agreement between the parties relating to the subject matter hereof.  All previous agreements between the parties, whether written or oral, have been merged into this Agreement.  This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof.  There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

7.7

Survival; Termination.  The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of six months from the Closing Date, unless otherwise provided herein.

7.8

Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

7.6

Amendment or Waiver.  Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.  At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their individual capacity or by their respective officers thereunto duly authorized on the date first above written.

MY TEL CO, INC.

MIDWEST MARKETING GROUP, INC.

/s/  Kevin Griffo

/s/ Matt O’Flaherty

Kevin Griffo, President & CEO

Matt O’Flaherty, President

SELLERS

/s/ Matt O’Flaherty

Matt O’Flaherty

/s/ Terri O’Flaherty

Terri O’Flaherty

/s/ Stacia Hergenrader

Stacia Hergenrader

LIST OF EXHIBITS

Exhibits

Exhibit A

-

List of Shareholders Midwest Marketing Group, Inc.

Exhibit B

-

States Where Northstar Telecom, Inc. Holds a Certificate of Public

Convenience and Necessity

Exhibit A

Midwest Marketing Group Inc.

List of Stockholders

Name of Shareholder	Percentage of Ownership Of Midwest Marketing Group, Inc.	Number of Cordia Shares to be Received in Exchange	Signature
Matt O’Flaherty	33.33%	100,000	/s/ Matt O’Flaherty
Terri O’Flaherty	33.33%	100,000	/s/ Terri O’Flaherty
Stacia Hergenrader	33.33%	100,000	/s/ Stacia Hergenrader
Total Percentage/Shares	100%	300,000

Exhibit B

States Where Northstar Telecom, Inc.

Holds a Certificate of Public Convenience and Necessity

State	CPCN Grant Date	Docket Number

IA	7/20/05	TCU-05-12/ WRU-05-27-3806
MA	5/13/06	06-131
MN	9/16/05	P6415/ NA-05-1195
ND	3/27/06	N/A
NE	1/23/04	C3261
NJ	6/7/06	TE06040292
NM	4/20/06	N/A
NY	6/12/06	06-c-0491
OH	5/24/06	90-9329
OR	4/13/06	06-182; CP1318
PA	5/25/06	A311408/A311408F0002
WA	12/1/04	UT41934
WI	4/28/06	4256-NC-100